UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2026
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 17, 2026, Caribou Biosciences, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A (Amendment No. 1), filed with the Securities and Exchange Commission on May 1, 2026.
Proposal 1 - Election of Three Class II Directors
Each of the following nominees was elected to serve as a Class II director, to hold office until the Company’s 2029 annual meeting of stockholders and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal. The voting results on this proposal were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew Guggenhime, M.B.A.	31,554,511	9,585,265	27,098,425
David Johnson, M.B.A.	31,725,652	9,414,124	27,098,425
Nancy Whiting, Pharm.D.	31,694,175	9,445,601	27,098,425
Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
67,457,482	337,911	442,808	0
Proposal 3 - Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation to Provide for Exculpation of Officers from Certain Breaches of Fiduciary Duty to the Fullest Extent Permitted by the General Corporation Law of the State of Delaware
The stockholders did not approve the above-referenced amendment to the Company's amended and restated certificate of incorporation. The voting results on this proposal were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
37,483,637	3,513,785	142,354	27,098,425
Proposal 4 - Approval of the Adjournment of the 2026 Annual Meeting to a Later Date or Dates, if Necessary, to Permit Further Solicitation and Voting of Proxies in the Event There are not Sufficient Votes in Favor of Proposal 3 or if There are not Sufficient Shares Present to Establish a Quorum.
The stockholders approved the adjournment of the 2026 annual meeting, if necessary, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
37,615,389	3,418,004	106,383	27,098,425
Although Proposal 3 was not approved, the Company decided not to adjourn the 2026 annual meeting to solicit additional votes.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	June 18, 2026	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz, Ph.D. President and Chief Executive Officer